EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Life Nutrition Products, Inc.(the "Company") on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the " Report" ), I, Michael M. Salerno, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2013	By:	/s/ Chu Zhanjun
Chu Zhanjun,
Chief Executive Officer, Principal Financial Officer & Principal Accounting Officer